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                                 EXHIBIT (d)(2)

        Form of Revised Schedule A to the Investment Advisory Agreement.


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                                                    As Revised February 27, 2003

                           Form of Revised Schedule A
                                     to the
                      Investment Advisory Agreement between
                                   BB&T Funds
                         and BB&T Asset Management, LLC
                             dated February 1, 2001

Name of Fund                                         Compensation*
------------                                         -------------

BB&T U.S. Treasury Money Market Fund    Annual rate of forty one-hundredths of
                                        one percent (.40%) of the BB&T U.S.
                                        Treasury Money Market Fund's average
                                        daily net assets.

BB&T Short-Intermediate U.S.            Annual rate of sixty one-hundredths of
Government Income Fund                  one percent (.60%) of the BB&T
                                        Short-Intermediate U.S. Government
                                        Income Fund's average daily net assets.

BB&T Intermediate U.S. Government       Annual rate of sixty one-hundredths of
Bond Fund                               one percent (.60%) of the BB&T
                                        Intermediate U.S. Government Bond Fund's average daily assets.

BB&T Large Company Value Fund           Annual rate of seventy-four
                                        one-hundredths of one percent (.74%) of
                                        the BB&T Growth and Income Stock Fund's
                                        average daily net assets.

BB&T North Carolina Intermediate        Annual rate of sixty one-hundredths
Tax-Free Fund                           of one percent (.60%) of the BB&T North
                                        Carolina Intermediate Tax-Free Fund's
                                        average daily net assets.

BB&T Balanced Fund                      Annual rate of seventy-four
                                        one-hundredths of one percent (.74%) of
                                        the BB&T Balanced Fund's average daily
                                        net assets.

BB&T Small Company Growth Fund          Annual rate of one percent (1.00%) of
                                        the BB&T Small Company Growth Fund's
                                        average daily net assets.

BB&T International Equity Fund          Annual rate of one percent (1.00%) of
                                        the BB&T International Equity Fund's
                                        average daily assets.

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BB&T Capital Manager Conservative       Annual rate of twenty-five
Growth Fund                             one-hundredths of one percent (.25%) of
                                        the BB&T Capital Manager Conservative
                                        Growth Fund's average daily net assets.

BB&T Capital Manager Moderate           Annual rate of twenty-five
Growth Fund                             one-hundredths of one percent (.25%) of
                                        the BB&T Capital Manager Moderate Growth
                                        Fund's average daily net assets.

BB&T Capital Manager Growth Fund        Annual rate of twenty-five
                                        one-hundredths of one percent (.25%) of
                                        the BB&T Capital Manager Growth Fund's
                                        average daily net assets.

BB&T Prime Money Market Fund            Annual rate of forty one-hundredths of
                                        one percent (.40%) of the BB&T Prime
                                        Money Market Fund's average daily net
                                        assets.

BB&T Large Company Growth Fund          Annual rate of seventy-four
                                        one-hundredths of one percent (.74%) of
                                        the BB&T Large Company Growth Fund's
                                        average daily net assets.

BB&T South Carolina Intermediate        Annual rate of sixty one-hundredths of
Tax-Free Fund                           one percent (.60%) of the BB&T South
                                        Carolina Intermediate Tax-Free Fund's
                                        average daily net assets.

BB&T Virginia Intermediate              Annual Rate of sixty one-hundredths of
Tax-Free Fund                           one percent (.60%) of the BB&T Virginia
                                        Intermediate Tax-Free Fund's average
                                        daily assets

BB&T Equity Index Fund                  Annual Rate of fifty one-hundredths of
                                        one percent (.50%) of the BB&T Equity
                                        Index Fund's average daily assets

BB&T Intermediate Corporate Bond Fund   Annual Rate of fifty one-hundredths of
                                        one percent (.50%) of the BB&T
                                        Intermediate Corporate Bond Fund's
                                        average daily assets

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BB&T Tax-Free Money Market Fund         Annual Rate of fifty one-hundredths of
                                        one percent (.50%) of the BB&T Tax-Free
                                        Money Market Fund's average daily assets

BB&T Mid Cap Value Fund                 Annual Rate of seventy-four
                                        one-hundredths of one percent (.74%) of
                                        the BB&T Mid Cap Value Fund's average
                                        daily assets

BB&T Capital Appreciation Fund          Annual Rate of seventy-four-hundredths
                                        of one percent (74%) of the BB&T Capital
                                        Appreciation Fund's average daily assets

BB&T West Virginia Intermediate         Annual Rate of forty-five one-hundredths
Tax-Free Fund                           of one percent (.45%) of the BB&T West
                                        Virginia Intermediate Tax-Free Fund's
                                        average daily assets

BB&T Capital Manager Aggressive         Annual Rate of twenty-five
Growth Fund                             one-hundredths of one percent (.25%) of
                                        the BB&T Capital Manager Aggressive
                                        Growth Fund's average daily assets

BB&T Small Company Value Fund           Annual rate of one percent (1.00%) of
                                        the BB&T Small Company Value Fund's
                                        average daily assets

BB&T Georgia Intermediate               Annual rate of sixty one-hundredths of
Tax-Free Fund                           one percent (.60%) of the BB&T Georgia
                                        Intermediate Tax-Free Fund's average
                                        daily assets

BB&T Kentucky Intermediate              Annual rate of sixty one-hundredths of
Tax-Free Fund                           one percent (.60%) of the BB&T Kentucky
                                        Intermediate Tax-Free Fund's average
                                        daily assets

BB&T Maryland Intermediate              Annual rate of sixty one-hundredths of
Tax-Free Fund                           one percent (.60%) of the BB&T Maryland
                                        Intermediate Tax-Free Fund's average
                                        daily assets

BB&T Special Opportunities              Annual rate of eighty one-hundredths of
Equity Fund                             one percent (.80%) of the BB&T Special
                                        Opportunities Equity Fund's average
                                        daily assets

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                                        BB&T FUNDS

                                        By:____________________________

                                        Title:_________________________

                                        BB&T ASSET MANAGEMENT, LLC

                                        By:____________________________

                                        Title:_________________________


* All fees are computed daily and paid monthly.